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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our report dated February 16, 1999 on the financial statements of WNP
Communications, Inc., and to all references to our Firm, included in or made a part of this Registration Statement on Form S-4 filed by NEXTLINK
Communications, Inc.

                                                         /s/ ARTHUR ANDERSEN LLP

Washington, D.C.
April 5, 1999